GOLDMAN SACHS TRUST

Goldman Sachs Dividend Focus Funds

Class A, Class C, Institutional, Investor, Class P, Class R, and Class R6 Shares, as applicable, of the

Goldman Sachs Income Builder Fund

Goldman Sachs Rising Dividend Growth Fund

(the “Funds”)

Supplement dated May 24, 2021 to the

Prospectuses and Statement of Additional Information (“SAI”), each dated February 28, 2021

Effective immediately, Christopher Lvoff no longer serves as a portfolio manager for the Funds. In addition, effective immediately, Neill Nuttall serves as a portfolio manager for the Goldman Sachs Income Builder Fund, and Siwen Wu serves as a portfolio manager for the Goldman Sachs Rising Dividend Growth Fund. Ashish Shah, Ron Arons, Collin Bell, and Charles “Brook” Dane will continue to serve as portfolio managers for the Goldman Sachs Income Builder Fund. Monali Vora, Aron Kershner, and Kyri Loupis will continue to serve as portfolio managers for the Goldman Sachs Rising Dividend Growth Fund.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

All references to Mr. Lvoff in the Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Income Builder Fund—Summary—Portfolio Management” section of the Prospectuses:

Portfolio Managers: Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2019; Ron Arons, Managing Director, has managed the Fund since 2013; Collin Bell, Managing Director, has managed the Fund since 2016; Charles “Brook” Dane, Managing Director, has managed the Fund since 2016; and Neill Nuttall, Managing Director and Chief Investment Officer, MAS, has managed the Fund since 2021.

The following replaces in its entirety the “Goldman Sachs Multi-Asset Solutions Group” subsection of the “Goldman Sachs Rising Dividend Growth Fund—Summary—Portfolio Management” section of the Prospectuses:

Goldman Sachs Multi-Asset Solutions Group: Siwen Wu, Vice President, has managed the Fund since 2021.

The following row is added to the table in the “Goldman Sachs Multi-Asset Solutions (“MAS”) Group” subsection of the “Service Providers—Fund Managers—Income Builder Fund” section of the Prospectuses:

Neill Nuttall Managing Director, Chief Investment Officer	Portfolio Manager— Income Builder Fund (Asset Allocation)	Since 2021	Mr. Nuttall is a Managing Director and the Chief Investment Officer in the MAS Group in GSAM. He joined the Investment Adviser in 2014.

The following row is added to the table in the “Goldman Sachs Multi-Asset Solutions (“MAS”) Group” subsection of the “Service Providers—Fund Managers—Rising Dividend Growth Fund” section of the Prospectuses:

Siwen Wu Vice President	Portfolio Manager— Rising Dividend Growth Fund (Asset Allocation)	Since 2021	Mr. Wu is a Vice President in the MAS Group. He is a portfolio manager focused on multi-asset investment funds, institutional clients and alternative risk premia strategies. Mr. Wu joined the firm in 2011.

This Supplement should be retained with your Prospectuses and SAI for future reference.

DIVFOTBDSTK 05-21